EXHIBIT 99.1

                                  CERTIFICATION
                                       OF
                             CHIEF EXECUTIVE OFFICER
                           PURSUANT TO 18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        I, Donald Maggi, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-QSB of Front Porch Digital Inc. for the quarter ended March 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of Front Porch Digital Inc.

May 27, 2003                                    By:
                                                     /s/  Donald Maggi
                                                     -----------------------
                                                     Donald Maggi
                                                     CHIEF EXECUTIVE OFFICER

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A signed  original of this  written  statement  required by Section 906 has been provided to Front Porch Digital Inc. and will be retained by Front Porch Digital Inc. and furnished to the Securities and Exchange Common or its staff upon request.